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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board and Chief Executive Officer of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ ARTHUR D. RINGWALD

                                            ------------------------------------
                                            Arthur D. Ringwald

[Chairman of the Board and Chief Executive Officer]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chief Financial Officer of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ SHAUN M. MAGUIRE

                                            ------------------------------------
                                            Shaun M. Maguire

[Chief Financial Officer]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chief Accounting Officer of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ GEORGE HANSEN

                                            ------------------------------------
                                            George Hansen

[Chief Accounting Officer]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ NANCY M. ABREU

                                            ------------------------------------
                                            Nancy M. Abreu

[Director]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ JACQUELINE LEGORRETA ERDMAN

                                            ------------------------------------
                                            Jacqueline Legorreta Erdman

[Director]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ RICHARD A. LAIDERMAN

                                            ------------------------------------
                                            Richard A. Laiderman

[Director]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ CLAUS LUND

                                            ------------------------------------
                                            Claus Lund

[Director]
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                               POWER OF ATTORNEY

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Preferred Capital Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a registration statement and any amendments covering the public offering of preferred stock.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: October 15, 1996

                                            /s/ RAYMOND R. PETERS

                                            ------------------------------------
                                            Raymond R. Peters

[Director]
4144626